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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 26, 2004
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                                SEACOR SMIT INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-12289                  13-3542736
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



    11200 RICHMOND AVENUE, SUITE 400
             HOUSTON, TEXAS                                          77082
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (281) 899-4800


                                 Not Applicable.
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                                    Exhibit
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   99.1             Press Release of SEACOR SMIT Inc., dated February 26, 2004, reporting its financial results for the fourth quarter and fiscal year ended December 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 26, 2004, SEACOR SMIT Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.









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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SEACOR SMIT INC.

Date: February 26, 2004                  By: /s/ RANDALL BLANK
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                                             Name: Randall Blank
                                             Title: Executive Vice President,
                                                    Chief Financial Officer and
                                                    Secretary






















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                                  EXHIBIT INDEX


Exhibit No.                                    Exhibit
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   99.1             Press Release of SEACOR SMIT Inc., dated February 26, 2004, reporting its financial results for the fourth quarter and fiscal year ended December 31, 2003.





























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